SUMMARY PROSPECTUS FOR NEW INVESTORS
Dated: May 1, 2022

ACCUMULATOR VARIABLE UNIVERSAL LIFE

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Issued by
SYMETRA LIFE INSURANCE COMPANY
Administrative Office:
P.O. Box 34690
Seattle, WA 98124

This Summary Prospectus summarizes key features of Accumulator Variable Universal Life, a flexible premium adjustable variable life insurance policy (“Policy”). Before you invest, You should also review the prospectus for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at www.symetra.com/regulatoryreports.com. You can also obtain this information at no cost by calling 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

As permitted by regulations adopted by the Securities and Exchange Commission ("SEC") effective January 1, 2021, paper copies of the shareholder reports for the Funds available under Your Policy will not be sent by mail, unless You specifically request paper copies of the reports from Us. Instead, the reports will be made available on a website, and You will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform Us that You wish to continue receiving paper copies of Your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all Funds available under Your Policy.
Before investing, please read this prospectus carefully, along with the accompanying prospectuses for the Funds, and keep them for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Policy may not lawfully be sold. Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

You may cancel your Policy within 10 days of receiving it without paying fees or penalties (the "Cancellation Period"). Upon cancellation, You will receive a refund of the premium payments made, minus any loans taken. You should review this prospectus, or consult with Your investment professional (all references to "investment professionals" shall by definition include registered representatives), for additional information about the specific cancellation terms that apply.

Additional general information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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DEFINITIONS
Accumulated No Lapse Guarantee Premium: An amount equal to the sum of the No Lapse Guarantee Premiums for each month since the Issue Date.

Adjusted Premium: An amount equal to the sum of all premiums received since the Issue Date minus any withdrawals, and minus the Loan Amount.

Administrative Office: Either the Company’s mailing address for general correspondence and Written Notices (P.O. Box 34690, Seattle, Washington 98124), or the Company’s mailing address for premium payments after the Policy is issued (P.O. Box 34815, Seattle, Washington 98124).

Attained Age: The Insured’s age as of the nearest birthday on the Policy Date, plus the number of complete Policy Years since the Policy Date.

Beneficiary: The person or persons to whom the Death Benefit Proceeds are paid upon the death of the Insured. The Owner may designate primary, contingent and irrevocable Beneficiaries. A primary or Contingent Beneficiary named on the application may be changed as provided in the Policy.

Death Benefit: The amount payable to the Beneficiary, before adjustment for riders, loans and certain deductions, if the Insured dies while the Policy is in force.

Fixed Account: Part of the Company’s General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.
Fixed Policy Value: The Policy Value in the Fixed Account.
Fund: Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.
General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.
Grace Period: A 61-day period after which the Policy will Lapse if sufficient additional premium payments are not made.
Initial Premium Payment: The amount that the Owner pays before the Policy is issued.

Initial Specified Amount: The Specified Amount on the Issue Date.

Insured: The individual whose life is insured by the Policy. The Owner can be, but does not have to be, the same as the Insured.

Issue Age: The Insured’s age as of the nearest birthday on the Policy Date.

Issue Date: The date the Policy is issued and coverage begins under the Policy. The Policy is considered to be “in force” starting on the Issue Date.

Lapse: Termination of the Policy, without value, at the expiration of a Grace Period while the Insured is still living and before the Maturity Date.
Loan Account: A portion of the Company’s General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.
Loan Account Value: The Policy Value in the Loan Account.

Loan Amount: At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On the Policy Anniversary, the Loan Amount equals the Loan Account Value.

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Monthly Anniversary Day: The same day as the Policy Date for each succeeding month. Whenever the Monthly Anniversary Day falls on a date other than a Valuation Day, the Monthly Anniversary Day will be deemed to be the immediately succeeding Valuation Day.

Net Amount at Risk: As of any Monthly Anniversary Day, the Death Benefit (discounted for the upcoming month) minus the Policy Value (before deducting the Monthly Deduction).
Net Premium Payment: The premium payment minus any premium charge.
Net Surrender Value: The Surrender Value minus any Loan Amount.
No Lapse Guarantee Period: Any period when the Adjusted Premium is greater than or equal to the Accumulated Minimum Monthly Premium prior to the Lapse Protection expiry date shown on the Policy specifications page.
Owner (You, Your): The person (or persons) who owns (or own) the Policy and who is (are) entitled to exercise all rights and privileges provided in the Policy. Ownership may be transferred, as provided in the Policy. Following a transfer of ownership, “You” and “Your” will refer to the new Owner. Singular references to Owner include all Owners if there is more than one. In the case of joint Owners, references to actions by the Owner shall mean all Owners acting jointly.

Planned Periodic Payment: The premium payment selected by the Owner that he or she (or they) plan(s) to pay on a monthly, quarterly, semi-annual, or annual basis over the life of the Policy.

Policy Anniversary: The same date in each Policy Year as the Policy Date.
Policy Date: The date used to determine the Issue Age. The Policy Date may be the Issue Date or any date up to six months prior to the Issue Date. Policy Years, Policy months, and Policy Anniversaries are measured from the Policy Date. The Policy Date is never the 29th, 30th, or 31st of a month.
Policy Value: The sum of the Variable Policy Value, the Fixed Policy Value, and the Loan Account Value.
Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.
Specified Amount: A dollar amount selected by the Owner that is used to determine the amount of the Policy’s Death Benefit. The Initial Specified Amount is shown in Your Policy. The actual amount We pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.
Subaccount: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.
Subaccount Value: The Policy Value in a Subaccount.
Surrender Value: The Policy Value minus any applicable surrender charge.
Unit: A unit of measure used to compute Subaccount Value.
Valuation Day: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus for the Policy and days that a Subaccount’s corresponding Fund does not value its shares.
Valuation Period: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.
Variable Policy Value: The sum of all Subaccount Values.
Written Notice: A written notice or request in a form satisfactory to the Company that is signed and dated by the Owner and received at Our Administrative Office. Alternatively, an instruction to the Company by the Owner on the Company’s website through the Owner’s online account pursuant to protocols established by the Company.

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KEY INFORMATION

Important information You should consider about the Policy.

FEES AND EXPENSES
Charges for Early Withdrawals	We will deduct a surrender charge if You surrender Your Policy during the first nine (9) Policy Years. The surrender charge is assessed per $1,000 of Initial Specified Amount. The maximum surrender charge is $57.96 per $1,000 of Initial Specified Amount. If You surrender Your Policy during the first nine (9) Policy Years, You could pay a surrender charge of up to $5,796 on a $100,000 Initial Specified Amount.

Upon each withdrawal, We may charge a $25 Withdrawal Processing Fee. This charge is currently waived.

For more information, see SURRENDER CHARGE.
Transaction Charges	In addition to surrender charges, You may also be charged for other transactions.

A Premium Charge will apply to each Premium made to Your Policy.

A Transfer Processing Fee of $25 may apply upon each transfer in excess of 24 transfers in a Policy Year. This charge is currently waived.

For more information, see CHARGES AND FEES.
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses are set based on characteristics of the insured such as Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex. Interest on any Policy loans is not reflected. You should view the Policy specifications page of Your Policy for rates applicable to Your Policy.

You will also bear expenses associated with the Funds made available under the Policy. For the fiscal year ended December 31, 2021, the minimum and maximum total operating expenses were as follows:

	Annual Fees	Minimum Maximum
	Fund Fees and Expenses	0.10% 0.35%
For more information, see CHARGES AND FEES.

RISKS
Risk of Loss	You may lose money by investing in the Policy. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.
Not a Short-Term Investment	The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short term needs. You may pay substantial charges if You surrender Your Policy. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.

Risks Associated with Investment Options	Investment in the Policy is subject to the risk of poor investment performance of the Funds and can vary depending on the performance of the Funds available under the Policy. Each Fund and the Fixed Account has its own unique risk. You should review these investment options before making an investment decision. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.

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RISKS
Insurance Company Risks	Investment in the Policy is subject to the risks related to Symetra Life. Any obligations, including obligations related to the Fixed Account, guarantees and benefits provided for under the Policy are subject to Our financial strength and claims paying ability. More information about Us, including Our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting Us at www.symetra.com/regulatoryreports. For more information, see THE GENERAL ACCOUNT.

Policy Lapse	The Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction due and the Policy is not in a No Lapse Guarantee Period. This could happen due to poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest. The Death Benefit will not be paid if a Policy Lapses.

We will reinstate a Lapsed Policy only if our requirements for reinstatement are satisfied, including as to continued insurability of the Insured Person, and You will incur costs in connection with any reinstatement.

For more information, see POLICY LAPSE AND REINSTATEMENT.

RESTRICTIONS
Investments	You may allocate amounts under the Policy to one or more of the Subaccounts and to the Fixed Account.

We reserve the right to add, combine, restrict, or remove any Subaccount as an investment option under Your Policy. We further reserve the right to restrict or remove the Fixed Account as an investment option available under the Policy.

For more information, see THE FUNDS.

Optional Benefits
Accelerated Death Benefit for Chronic Illness Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Terminal Illness Rider.We may modify or stop offering this rider at any time.

Accelerated Death Benefit for Chronic Illness Plus Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Terminal Illness Rider. We may modify or stop offering this rider at any time.

Accelerated Death Benefit for Terminal Illness Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Chronic Illness or the Accelerated Death Benefit for Chronic Illness Plus Rider. We may modify or stop offering this rider at any time.

Overloan Lapse Protection Rider
This rider is only exercisable after Attained Age 75 and once the Policy has been in force for 15 completed Policy Years. Your Policy must utilize the Guideline Premium Test for Life Insurance and cannot be a Modified Endowment Contract at the time of exercise. Once exercised, Your Variable Policy Value will be transferred to the Fixed Account. We may modify or stop offering this rider at any time.

Waiver of Monthly Deductions Rider
This rider is only available if total disability, as defined in the rider, begins prior to Attained Age 65 and has existed continuously for at least 6 months. We may modify or stop offering this rider at any time.

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TAXES
Tax Implications	You should consult a competent tax professional before purchasing the Policy to determine the tax implications of an investment in the Policy.

Withdrawals may be subject to ordinary income tax and may be subject to additional taxes.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

For more information, see TAXES.

CONFLICTS OF INTEREST
Investment Professional Compensation	Investment professionals who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of premiums invested in the Policy.

An investment professional may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Policy over another investment product.

For more information, see DISTRIBUTION.
Exchanges	An investment professional may have a financial incentive to offer You a new policy in the place of a policy You already own.

You should not exchange this Policy for a new one unless You determine, after comparing the features fees and risks of both policies, that the exchange is preferable for You.

For more information, see DISTRIBUTION.

OVERVIEW OF THE POLICY

The Policy can be used for insurance protection and estate planning, as well as for other long-term financial goals. You should consider the Policy in conjunction with other insurance You own. It is designed to help meet long-term financial objectives. This Policy may be appropriate if You have a long investment time horizon and are looking to maximize the Death Benefit available to Your Beneficiaries after Your (or another insured’s) death.

Premiums. If the Insured is between the ages of 0 to 85, You may purchase a Policy and begin submitting premium payments. You may establish a schedule of monthly, quarterly, semi-annual or annual premium payments, but You are not required to pay premiums according to the schedule. You can change the frequency and amount of, skip, or make unplanned, premium payments. Payment of insufficient premiums may result in a Lapse of the Policy. However, failing to pay premiums, alone, will not cause the Policy to Lapse, and paying planned premiums will not guarantee that the Policy will remain in force. For more information, see BUYING THE POLICY.

We reserve the right, at any time and without prior notice, to limit the amount or frequency of premium payments or refuse to accept a premium payment under the Policy.

Investment Options. You may allocate Your Net Premium Payments and Policy Value to one or more of the Subaccounts, each of which invests in a designated Fund. You may also allocate Net Premiums or Policy Value to the Fixed Account, which credits interest at a rate not less than the guaranteed interest rate.
A discussion of each Fund available as an investment option under the Policy can be found in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY.

Death Benefit. The primary benefit of this Policy is life insurance coverage. For more information, see STANDARD DEATH BENEFIT.
No Lapse Guarantee. Your Policy has a no lapse guarantee that provides a period of time where Your Policy will not enter the Grace Period even if Your Net Surrender Value is insufficient to cover the Monthly Deduction due. In addition, Your Policy includes riders that will help You manage some of the risk of Policy Lapse. The Overloan Lapse Protection Rider will prevent a Policy from lapsing due to insufficient Policy Value, as long as certain conditions are met. In addition, You can elect to add a
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Waiver of Monthly Deductions Rider that will help prevent the Policy from lapsing during a period of total disability, as defined in the rider. For more information on these and other riders, see OTHER BENEFITS AVAILABLE UNDER THE POLICY.
Access to Your Policy Value. Subject to certain restrictions, You can access the money in Your Policy by taking a loan against Your Net Surrender Value, making withdrawals after the first Policy Year, and by surrendering Your Policy for the Net Surrender Value. In addition, You can transfer Policy Value between or among any of the Subaccounts and the Fixed Account.
Supplemental Benefits and Riders. The Policy offers the following riders that provide supplemental benefits under the Policy.

1.Accelerated Death Benefit for Chronic Illness Rider
2.Accelerated Death Benefit for Chronic Illness Plus Rider
3.Accelerated Death Benefit for Terminal Illness Rider
4.Charitable Giving Benefit Rider
5.Overloan Lapse Protection Rider
6.Supplemental Protection Rider
7.Surrender Value Enhancement Rider
8.Waiver of Monthly Deductions Rider

An additional charge or fee upon exercising the benefit may apply to optional riders. For more information, see OTHER BENEFITS AVAILABLE UNDER THE POLICY.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS
Upon receipt of Due Proof of Death of the Insured while the Policy is in force, We will pay the Death Benefit Proceeds to the primary Beneficiary(ies), if living, or to a Contingent Beneficiary. If no primary Beneficiary or Contingent Beneficiary survives the Insured, We will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit in a single sum or under a payment option provided under the Policy that the Owner or the Beneficiary(ies) select(s).
Proof of Death acceptable to Us may consist of a certified copy of a death record, a certified copy of a court decree reciting a finding of death, or any other proof satisfactory to Us.

The Death Benefit Proceeds equal:
•The Death Benefit; plus
•Any Death Benefit under any rider to the Policy; minus
•Any liens; minus
•Any Loan Amount; minus
•Any unpaid Monthly Deductions if the Insured dies during the Grace Period.

We may further adjust the amount of the Death Benefit if We contest the Policy based on Your misstatement of the Insured's Age and/or, if permitted by state law, sex.

We will pay interest on the Death Benefit Proceeds from the date of death to the date of payment. Interest will accrue at the Two Year Treasury Constant Maturity Rate as published by the Federal Reserve. We will pay additional interest at an annual rate of 10% starting thirty-one (31) days following the latest of (1), (2) or (3) below until the date the Death Benefit Proceeds are paid.

1.The date We receive Due Proof of Death at Our Administrative Office;
2.The date We receive sufficient information to determine Our liability, the extent of the liability, and the person(s) entitled to the Death Benefit Proceeds; or
3.The date that legal impediments to payment of the Death Benefit Proceeds that depend on actions of parties other than Symetra Life such as the establishment of guardianship and conservatorships, the appointment and qualification of trustees, and the submission of information necessary to satisfy state and federal reporting obligations are removed to Our satisfaction.
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DEATH BENEFIT OPTIONS
If the Insured dies while the Policy is in force, We will pay a Death Benefit to the Beneficiary. You select Your Policy’s initial amount of insurance coverage, its Initial Specified Amount, and Death Benefit option "A", "B" or "C" on Your application.
Death Benefit Option "A". The Death Benefit is the greater of the Specified Amount on the date of the Insured’s death or the applicable “corridor” percentage of the Policy Value as of the Insured’s date of death, as shown in Your Policy. The amount of the Death Benefit is as of the Insured's date of death. We also refer to the applicable corridor percentage as the “Death Benefit factor,” and that concept is explained in detail under the section “OWNERSHIP RIGHTS—The Tax Compliance Test.”

Death Benefit Option "B". The Death Benefit is the greater of the Specified Amount plus the Policy Value on the date of the Insured’s death, or the Policy Value on the date of the Insured's death multiplied by the applicable “corridor” percentage of the Policy Value, as shown in Your Policy.

Death Benefit Option "C". The Death Benefit is the greater of (1) or (2) where:
(1) is equal to:
•the Specified Amount on the date of the Insured’s death; plus
•the sum of the premiums paid; minus
•the sum of withdrawals, and any applicable charges taken.

The total of (1) will never be greater than the Option "C" Death Benefit Limit as shown in Your Policy.

(2) is equal to:
•The Policy Value on the date of the Insured's death multiplied by the applicable “corridor” percentage of the Policy Value, as shown in Your Policy.

The Policy is intended to qualify under Section 7702 of the Code as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

CHANGES IN DEATH BENEFIT OPTIONS
Prior to the Maturity Date and while the Insured is still living, You can change from one Death Benefit to another. However, changes to Option "C" are not allowed. You must request a change by Written Notice and We may require evidence of insurability prior to making any change. Any change in Death Benefit Option becomes effective on the Monthly Anniversary Day on or next following the date that We approve the request.

Changing from Option "A" to Option "B". If You change from Option "A" to Option "B", We will decrease the Specified Amount by the amount of Your Policy Value on the date of change. We reserve the right to decline to make such change if it would reduce the Specified Amount below the Minimum Specified Amount as shown in Your Policy.

Changing from Option "B" to Option "A". If You change from Option "B" to Option "A", We will increase the Specified Amount by the amount of Your Policy Value on the date of change.

Changing from Option "C" to Option "A". If You change from Option "C" to Option "A", We will increase the Specified Amount by the sum of the premiums paid minus the sum of any withdrawals taken as of the date of the change. If this amount is negative, the Specified Amount will not change. The Specified Amount will not be increased above the Option C Death Benefit Limit as shown in Your Policy.

Changing from Option "C" to Option "B". If You change from Option "C" to Option "B", We will adjust the Specified Amount by an amount equal to, as of the date of the change:

1.the change to the Specified Amount for a Death Benefit Option change from Option C to Option A; minus
2.the amount of Your Policy Value.

We reserve the right to decline to make such change from Option "C" to Option "B" if it would reduce the Specified Amount below the Minimum Specified Amount as shown in Your Policy.

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DECREASING THE SPECIFIED AMOUNT
After the first Policy Year, You can request a decrease of at least $10,000 in the Specified Amount by Written Notice to Us. Decreases in the Specified Amount will allow You to decrease the planned premium amount and will decrease the guideline premium. Changes take effect on the first Monthly Anniversary Day on or next following the date We approve the change. We may decline to make a change that would decrease Your Specified Amount of insurance to less than the minimum amount shown in Your Policy, or that would disqualify Your Policy as life insurance under tax law. We do not permit decreases in Specified Amount during a Grace Period.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with Your Policy, other standard and optional benefits may also be available to You. The following table summarizes the information about these benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Standard or Optional	Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider	You can access up to 50% of the Death Benefit (subject to a $500,000 maximum) under the Policy if a licensed health care practitioner certifies during the prior 12-month period that the Insured meets certain criteria.	Standard	Not available for Policies issued with substandard ratings. You may not exercise the Accelerated Death Benefit for Terminal Illness Rider if this rider is exercised.
Accelerated Death Benefit for Chronic Illness Plus Rider	You can access up to 100% of the Death Benefit under the Policy if a licensed health care practitioner certifies during the prior 12-month period that the Insured meets certain criteria.	Optional	You may not exercise the Accelerated Death Benefit for Terminal Illness Rider if this rider is exercised.
Accelerated Death Benefit for Terminal Illness Rider	You can access up to 75% of the Death Benefit (subject to a $500,000 maximum) under the Policy if a licensed physician certifies that the Insured is terminally ill with less than 12 months to live.	Standard	Not available for Policies issued with substandard ratings. Can only be exercised once. You cannot exercise any other accelerated death benefits available under the Policy.
Charitable Giving Benefit Rider	Upon the Insured’s death, this rider provides an additional benefit of 1% of the Specified Amount of the Policy (up to $100,000) to the qualified charity of the Owner’s choice.	Optional	Only available for Policies with a Specified Amount greater than $100,000.
Overloan Lapse Protection Rider	This rider prevents the Policy from lapsing due to insufficient Policy Value under certain conditions.	Standard	Only available if Your Policy utilizes the Guideline Premium Test for Life Insurance and is not a Modified Endowment Contract at the time of exercise.

Only exercisable after the 15th Policy Year.

Only available if the Policy Death Benefit is Option "A".
Supplemental Protection Rider	This rider provides an amount of supplemental coverage on the Insured.	Optional	Only available at the time of Policy issue.
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Name of Benefit	Purpose	Standard or Optional	Description of Restrictions/Limitations
Surrender Value Enhancement Rider	This rider waives a portion of Your Surrender Charges over the first 5 Policy Years by providing an alternate Surrender Charge schedule.	Optional	Only available at the time of Policy issue.
Waiver of Monthly Deductions Rider	This rider may help prevent the Policy from lapsing during a period of total disability by waiving Monthly Deductions.	Optional	Only available at the time of Policy issue.

Only available if total disability occurs prior to Attained Age 65 and has existed continuously for at least 6 months. Once exercised, You can not add other Riders to Your Policy.

Any increase in Specified Amount will terminate the rider.

BUYING THE POLICY

Premium payments should be made payable to Symetra Life Insurance Company and in a form acceptable to Us. You may choose to pay annual, semi-annual, quarterly or monthly premiums by personal check drawn on U.S. funds or by Electronic Funds Transfer (EFT).

You may choose to make premium payments directly to Our Administrative Office or through a pre-authorized transfer from a bank account. You can make Planned Periodic Payments using EFT by:

1.electing the EFT payment option on Your application or providing Us with a bank draft authorization form; and
2.providing Us with a voided check for account and bank routing information.

You may change the method of paying premiums at any time without charge.
Monthly Planned Periodic Payments must be made by EFT.
PLANNED PERIODIC PAYMENTS
You can schedule the amount and frequency of premium payments. We refer to these scheduled premiums as “Planned Periodic Payments”. You can choose to pay them either annually, semi-annually, quarterly, or monthly. Subject to Our approval, You can change the amount and frequency of Planned Periodic Payments. We will send Owners reminder notices for Planned Periodic Payments.
Making Planned Periodic Payments is optional. If You make Planned Periodic Payments on time and in full, there is still no guarantee that the Policy will not Lapse (i.e., terminate without value). See POLICY LAPSE AND REINSTATEMENT for more information.
ADDITIONAL PREMIUMS
Additional premium payments may be made at any time before the Maturity Date while the Policy is in force and may be necessary to prevent Lapse. Additional premium payments or other changes to the Policy can jeopardize a Policy’s tax status. We will notify an Owner if a premium payment may result in a Policy becoming a MEC, and will refund any portion of any premium payment We determine to be in excess of the premium limit established by law to qualify the Policy as life insurance.
Unless You specify otherwise in a Written Notice, We will consider any unplanned premium payment made while a loan is outstanding as a loan repayment.

Premium payments received in good order are credited to Your Policy on the business day We receive them at Our Administrative Office. However, payments received at Our Administrative Office without all of the information necessary to process them may postpone the crediting of Your payment to Your Policy. In addition, if Your check is received without the necessary information We need to process it, processing delays will occur as We attempt to contact You to get the necessary information.

In all cases, We will accept additional premium necessary to prevent the Policy from lapsing.

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To the extent the Net Amount at Risk under Your Policy increases as a result of a premium payment, We may require evidence of insurability satisfactory to Us. We will make appropriate adjustments, prospectively, to the Monthly Deductions or any supplemental benefits that are consistent with such an increase.

HOW YOUR POLICY CAN LAPSE

Failure to pay Planned Periodic Premium Payments will not necessarily cause a Policy to Lapse (terminate without value). Nor will paying all Planned Periodic Premium Payments necessarily prevent a Policy from lapsing. The Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction and the Policy is not in a No Lapse Guarantee Period. More specifically, the Policy will be in default and a Grace Period of 61 days will begin if the Net Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Net Surrender Value or the Net Surrender Value has decreased because the Owner has not paid sufficient Net Premium Payments to offset prior Monthly Deductions.

The Owner has a 61-day Grace Period to make a payment of premium at least sufficient to keep the Policy in force for two Policy months following the end of the Grace Period. We will mail to the Owner and to any assignee of record at their last known Address(es) of Record, notice of the premium payment or loan repayments required to prevent Lapse and to keep the Policy in force for two Policy months following the end of the Grace Period. Coverage under the Policy will continue during the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable to the Beneficiary(ies) will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any Loan Amount or liens. Unless the amount of premium stated in the notice is paid before the Grace Period ends, the Policy will Lapse and all coverage under the Policy will end. (For this purpose, We consider payments mailed to Us as being received by Us on the date they are post-marked.) Policy Lapse may have tax consequences.
No Lapse Guarantee. Your Policy has a no lapse guarantee that provides a period of time that Your Policy will not enter the Grace Period, even if the Net Surrender Value is insufficient to cover the Monthly Deduction. As long as You are in a No Lapse Guarantee Period, Your Policy will not enter the Grace Period and will not lapse. The amount of Your no lapse guarantee premium is shown on the Policy specifications page. After the No Lapse Guarantee period ends, the Policy Value may be insufficient to keep the Policy in force without additional premium payments made, and may lapse.

Attained Age 120. On the Monthly Anniversary Day immediately following the Insured’s reaching Attained Age 120, the Monthly Deductions will no longer apply and the Death Benefit will be changed to Death Benefit Option "A".
Reinstatement. If Your Policy lapses, You have up to three (3) years from the end of the Grace Period and while the Insured is living, to request reinstatement of Your Policy. You cannot reinstate a Policy that has been surrendered or has reached the Maturity Date. Reinstatement allows You to keep Your original Policy Date, and the surrender charge is determined using that Policy Date.
To reinstate Your Policy, You must:

•provide Us satisfactory evidence of insurability;
•pay premium in an amount sufficient to result (along with any loan repayments) in a positive Net Surrender Value; and
•pay premium that results in Net Premium Payments in an amount that covers or exceeds the amount of Monthly Deductions for at least three months following the reinstatement date.

Coverage that We reinstate under Your Policy becomes effective on the Valuation Day that falls on or next follows the later of the date that: (i) We approve Your application for reinstatement; and (ii) We receive any premium payment required for reinstatement.
Upon reinstatement, We will reinstate any Loan Amount at the time of Policy Lapse. In addition, the surrender charge and the following riders available under the Policy will be reinstated: Accelerated Death Benefit for Chronic Illness; Accelerated Death Benefit for Chronic Illness Plus; Accelerated Death Benefit for Terminal Illness; Charitable Giving Benefit; Overloan Lapse Protection; Supplemental Protection Rider; Surrender Value Enhancement Rider; and the Waiver of Monthly Deductions Rider.
The Policy Value of a reinstated Policy is the Policy Value on the date the Policy lapsed plus the amount of the Net Premium Payments submitted with the application for reinstatement.
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Unlike many companies, We do not ask You to pay premium for the period after the Policy Lapsed and before reinstatement; nor is there insurance coverage for this period.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY

WITHDRAWALS
After the first Policy Year, You can request a cash withdrawal of a portion of Your Net Surrender Value subject to certain conditions. The minimum withdrawal amount is $250. The maximum withdrawal amount is equal to Your Net Surrender Value minus three months’ worth of Policy charges.

Withdrawals reduce Policy Value by the amount of the requested withdrawal plus any applicable withdrawal processing fee. If Your Death Benefit is Option "A", withdrawals will reduce the Specified Amount as described in Your Policy. There is no decrease in Specified Amount if Your Death Benefit is Option "B" or "C". If an Owner takes a withdrawal, We will reduce the number of Units in the Subaccounts and/or the value of the Fixed Account. As a result, withdrawals have an effect on Your Surrender Value and the Death Benefit payable under Your Policy. Withdrawals may also have tax consequences.

Withdrawal requests made by Written Notice received at Our Administrative Office before the NYSE closes, are priced using the Subaccount Unit value determined at the close of that regular business session of the NYSE (usually, 4:00 p.m. Eastern Time). If We receive the Written Notice at Our Administrative Office after the NYSE closes, or on a day that the NYSE is not open for trading, We will process the withdrawal request using the Subaccount Unit value determined at the close of the next regular business session of the NYSE. Your request must be submitted in good order to avoid a delay in processing the transaction.

Unless otherwise indicated in the request for a withdrawal, We will deduct amounts withdrawn and any withdrawal processing fees based on the allocation of Monthly Deductions. If that is not possible, then We will deduct withdrawals and any related withdrawal processing fee from the Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value (excluding the Loan Account Value). If an Owner requests a decrease in Specified Amount as of the same date as a withdrawal, We will effect the withdrawal after the requested decrease in Specified Amount.

We currently do not assess a charge for withdrawals but reserve the right to charge a processing fee of $25 for each withdrawal taken. In addition, We reserve the right to reject a withdrawal request that would cause the Specified Amount of a Policy to be reduced below a minimum amount shown in Your Policy. We also reserve the right to reject any withdrawal request that would reduce the Specified Amount below the minimum We require for Policy issue or that would disqualify the Policy as life insurance under tax law
SURRENDER
You may end the insurance coverage under this Policy and receive the Net Surrender Value at any time by sending Written Notice to Us while the Insured is living and the Policy is in force. Once a Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.
If the Owner surrenders the Policy during the first nine (9) Policy Years (referred to here as the “surrender charge schedule”), We will deduct a surrender charge.See “Surrender Charge” in CHARGES AND FEES. The Net Surrender Value is equal to the Policy Value minus: (i) any applicable surrender charges; and (ii) any Loan Amount. The Surrender Value may be subject to additional taxes. See TAXES.

We will compute the Surrender Value as of the date We receive Your Written Notice in good order at Our Administrative Office. The "Surrender Value" is equal to the Policy Value minus any applicable surrender charge. We will make a single sum payment to You, unless You request an alternate settlement option by Written Notice. See Settlement Options under OTHER INFORMATION ABOUT THE POLICY. We have the right to postpone payment as permitted by law.
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ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and charges that You will pay (directly or indirectly) when buying, owning and surrendering or making withdrawals from Your Policy. If the amount of the charge depends on the personal characteristics of the Insured, the fee table lists the minimum and maximum charges We assess under the Policy, as well as the fees and charges of a typical Insured, with the characteristics set forth in the table. These fees and charges may not be typical of the fees and charges that You will pay. Please refer to Your Policy for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and charges that You will pay at the time You buy the Policy, pay premiums, make withdrawals from the Policy, surrender the Policy, or transfer Policy Value among the Subaccounts and (if available) the Fixed Account.
TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
PREMIUM CHARGE Guaranteed Maximum Charge	Upon payment of each premium	20%
PREMIUM TAXES	Upon payment of each premium	3.5%
SURRENDER CHARGE (1)(2)	At the time of any surrender during the first 9 Policy Years
Minimum and Maximum Charge		Minimum charge is $3.78 and maximum charge is $57.96 per $1,000 of Initial Specified Amount
Charge for 45-year old Male Super Preferred Non-Tobacco user (3)		Charge is $37.39 per $1,000 of Initial Specified Amount
WITHDRAWAL PROCESSING FEE (4)	Upon each withdrawal	$25
TRANSFER PROCESSING FEE (4)	Upon each transfer in excess of 24 transfers in a Policy Year	$25
ADDITIONAL ILLUSTRATION CHARGE (4)	Upon request for more than one illustration in a Policy Year	$25
(1)     A surrender charge is deducted if the Owner surrenders the Policy during the first 9 Policy Years. This charge varies by Policy duration and the Issue Age, and if permitted by state law, the sex of the Insured.
(2)    If You have elected the Surrender Value Enhancement Rider, an alternate Surrender Charge schedule will apply. See the Periodic Charges Other Than Annual Fund Expenses below.
(3)    The rates shown are for a 45-year-old male super preferred non-tobacco user for the first Policy Year only. The rates will change each Policy Year thereafter to reflect the Insured’s Attained Age. For more information on the rate that would apply to You, please contact Your investment professional or Us at our Administrative Office.
(4)    The charge shown is the maximum charge. This charge is currently waived.

The next table describes the fees and charges that You will pay periodically during the time that You own the Policy, not including Portfolio Company fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES

Charge	When Charge is Deducted	Amount Deducted
BASE POLICY CHARGE
Cost of Insurance (without extra ratings) (1) (2)	On the Policy Date and on each Monthly Anniversary Day
Minimum and Maximum Charge		Minimum charge is $0.01 and maximum charge is $83.33 per $1,000 of Net Amount at Risk
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)		Charge is $0.21 per $1,000 of Net Amount at Risk
Variable Policy Value Charge (As a % of Variable Policy Value)	On the Policy Date and on each Monthly Anniversary Day	For All Policy Years: 0.1% of Variable Policy Value
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Charge	When Charge is Deducted	Amount Deducted
Expense Charge	On the Policy Date and on each Monthly Anniversary Day
Minimum and Maximum Charge		Minimum charge is $0.21 and maximum charge is $8.83 per $1,000 of Initial Specified Amount
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)		Charge is $1.28 per $1,000 of Initial Specified Amount
Administrative Charge Guaranteed Maximum Charge	On the Policy Date and on each Monthly Anniversary Day	$60
OPTIONAL BENEFIT CHARGES
Accelerated Death Benefit for Chronic Illness Plus Rider	On the Policy Date and on each Monthly Anniversary Day
Minimum and Maximum Charge		Minimum charge is $0.00 and maximum charge is $22.65 per $1,000 of Net Amount at Risk
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)	For Policy Year 1	Charge is $0.13 per $1,000 of Net Amount at Risk
Overloan Lapse Protection Rider	At the time of exercise
Minimum and Maximum Charge		Minimum charge is 4.50% and maximum charge is 5.00% of Policy Value at the time of exercise
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)	At Attained Age 75	Charge is 4.50% of Policy Value at the time of exercise
Supplemental Protection Rider	On the Policy Date and on each Monthly Anniversary Day
Minimum and Maximum Charge		Minimum charge is $0.1 and maximum charge is $83.33 per $1,000 of Net Amount of Risk
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)		Charge is $0.21 per $1,000 Net Amount of Risk
Surrender Value Enhancement Rider	On the Policy Date	$500
Surrender Charge under the Surrender Value Enhancement Rider	At the time of any surrender during the first 9 Policy Years
Minimum and Maximum Charge		Minimum charge is $1.95 and maximum charge is $39.96 per $1,000 of Initial Specified Amount
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)		Charge is $3.73 per $1,000 of Initial Specified Amount
Waiver of Monthly Deduction Rider	On the Policy Date and on each Monthly Anniversary Day
Minimum and Maximum Charge		Minimum charge is $0.60 and maximum charge is $34.30 per $100 of benefit amount
Charge for 45-year-old Male Super Preferred Non-Tobacco user (3)		Charge is $8.46 per $100 of benefit amount
(1)    Current cost of insurance rates vary and may change based on a number of factors. See “Monthly Cost of Insurance Charge” in CHARGES AND FEES. The cost of insurance charges shown in the table likely do not represent the charges You will pay. For more information on the cost of insurance charge that would apply to You, please contact Your investment professional or Us at our Administrative Office.
(2)     We may place an Insured in a substandard Risk Class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. For certain Risk Classes, We may add a surcharge to the cost of insurance rates.
(3)     The rates shown are for a 45-year-old male super preferred non-tobacco user for the first Policy Year on Face Amounts over $1 million. The rates will change each Policy Year thereafter to reflect the Insured’s Attained Age. For more information on the rate that would apply to You, please contact Your investment professional or Us at our Administrative Office.

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ANNUAL FUND EXPENSES
The Total Annual Fund Expense Table shows the minimum and maximum total operating expenses (before any fee waiver or expense reimbursement) charged by any of the Funds that You may pay periodically during the time You own a Policy. These expenses may be different in the future. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY.

Total Annual Fund Expenses	Minimum	Maximum
Total Annual Fund Expenses (total of all expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees and other expenses)	0.10%	0.36%

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APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.symetra.com/regulatoryreports. You can also request this information at no cost by calling Us at 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that Your Policy charges. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2021)	AVERAGE ANNUAL TOTAL RETURN (As of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	American Funds IS® Growth Fund - Class 1 Capital Research and Management Company	0.35%	22.30%	25.75%	20.01%
Taxable Bond	(DFA) VIT Inflation - Protected Securities Portfolio Dimensional Fund Advisors, LP	0.14%	5.58%	5.44%	NA
U.S. Equity	Fidelity® VIP Extended Market Index Portfolio - Initial Class Fidelity Management & Research Company (FMR) is the fund's Investment Advisor. FMR UK, FMR HK and FMR Japan serve as sub-advisers for the fund. (*)	0.13%	21.24%	NA	NA
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Initial Class Fidelity Management & Research Company (FMR) is the fund's Investment Advisor. Geode serves as sub-adviser for the fund. (*)	0.10%	28.58%	18.34%	16.44%
Money Market	Goldman Sachs VIT Government Money Market Institutional Class Goldman Sachs Asset Management, L.P.	0.18%**	0.01%	1.01%	0.65%
Asset Allocation	Vanguard VIF - Balanced Portfolio Wellington Management Company, LLP	0.20%	19.02%	12.32%	11.40%
Asset Allocation	Vanguard VIF - Conservative Allocation Portfolio The Vanguard Group, Inc.	0.13%	5.99%	8.09%	7.16%
U.S. Equity	Vanguard VIF - Diversified Value Portfolio The Vanguard Group, Inc.	0.28%	30.47%	13.52%	13.15%
Taxable Bond	Vanguard VIF - High Yield Bond Portfolio Wellington Management Company, LLP	0.26%	3.68%	5.69%	6.05%
U.S. Equity	Vanguard VIF - Mid-Cap Index Portfolio The Vanguard Group, Inc.	0.17%	24.36%	15.72%	14.97%
Taxable Bond	Vanguard VIF - Total Bond Market Index Portfolio The Vanguard Group, Inc.	0.14%	(1.72)%	3.50%	2.77%
International Equity	Vanguard® VIF -Total International Stock Market Index Portfolio The Vanguard Group, Inc.	0.10%	8.53%	NA	NA
U.S. Equity	Vanguard VIF - Total Stock Market Index Portfolio The Vanguard Group, Inc.	0.13%	25.64%	17.79%	16.13%
We do not guarantee that each Fund will always be available for investment through the Policy.

* Fidelity and the Fidelity Investments Logo are registered service marks of FMR LLC.  Used with permission.

** Annual expenses reflect temporary fee reductions.

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SUMMARY PROSPECTUS BACK COVER
This Summary Prospectus incorporates by reference the prospectus for the Policy and the Statement of Additional Information (“SAI”), both dated May 1, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.

EDGAR Contract Identifier: C000229499